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                                  EXHIBIT 10.2

                                 FIRST AMENDMENT

                                       TO

                      REGULATION S STOCK PURCHASE AGREEMENT


         THIS FIRST AMENDMENT TO REGULATION S STOCK PURCHASE AGREEMENT, dated June 25, 2003 (the "First Amendment"), is by and between Ischian Holdings, Ltd., a British Virgin Islands International business company (the "Purchaser"), and Reality Wireless Networks, Inc., a Nevada corporation (the "Company").

                                    RECITALS

         A. The Purchaser and the Company entered into a Regulation S Stock Purchase Agreement dated April 29, 2003, a copy of which is attached hereto as Exhibit A (the "Agreement"), pursuant to which the Purchaser agreed to purchase from the Company up to 10,000,000 shares of the common stock of the Company.

         B. (i) Article I, Section 1.1, to the Agreement sets forth up to 10,000,000 shares as the number of shares of common stock to be sold to the Purchaser by the Company pursuant to the Agreement, and (ii) Article I, Section 1.4, to the Agreement sets forth that the Purchaser agrees to use its best efforts to purchase up to 10,000,000 shares between the execution date of the Agreement, April 29, 2003, and October 31, 2003.

         C. The  Purchaser  and the  Company  now wish to amend (i)  Article  I,
Section 1.1, to provide that, in addition to the 10,000,000 shares of common stock being sold to the Purchaser in the Agreement, an additional 30,000,000 shares of common stock of the Company will be sold by the Company to the Purchaser (for a total of 40,000,000 shares to be purchased by the Purchaser from the Company), and (ii) Article I, Section 1.4, to provide that Purchaser agrees to use its best efforts to purchase up to 40,000,000 shares between the execution date of the Agreement, April 29, 2003, and October 31, 2003.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements, representations, warranties and covenants contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

A. Article I, Section 1.1, of the Agreement is hereby amended to read in its entirely as follows:



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         "1.1 The  Company  agrees  to issue  and  sell to the  Purchaser  in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the U.S. and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase, subject to the conditions hereafter set forth, from the Company up to 40,000,000 shares (the "Shares") of the Company at a per share purchase price which shall be 25% of the bid price of the Company's shares of Common Stock as quoted on the OTC Bulletin Board (the "OTCBB") (or on such other United States stock exchange or public trading market on which the shares of the Company trade if, at the time of purchase, they are not trading on the OTCBB) for the five (5) consecutive trading days immediately preceding the date (the "Call Date") the purchase order (the "Purchase Notice") is received by the Company (the "Purchase Price").
         There will be no minimum floor price."

B. Article I, Section 1.4, of the Agreement is hereby amended to read in its entirely as follows:

         "1.4 The Purchaser agrees to use its best efforts to purchase up to 40,000,000 shares between the date hereof and October 31, 2003. Purchase shall only be liable to purchase the number of Shares set forth in each Purchase Notice."

C. Except as specifically amended hereby, the Agreement and the exhibits and schedules attached thereto and all terms and conditions thereof shall remain in full force and effect, without modification.

EXECUTED on the date first set forth above.



                                            THE COMPANY:

                                            REALITY WIRELESS NETWORKS, INC.,
                                             a Nevada corporation


                                            By: /s/ Victor Romero
                                            -------------------------------
                                            Name: Victor Romero
                                            Title:   President



                                            THE PURCHASER:

                                            ISCHIAN HOLDINGS, LTD., a British
                                            Virgin Islands International
                                            business company

                                            By: /s/ Krishma Orr
                                            -------------------------------
                                            Name: Krishma Orr
                                            Title:


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